Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

NOTE C — Fair Value Measurements

Goodwill represents the excess of the cost of businesses acquired over the fair value of the assets acquired and liabilities assumed. CTS does not amortize goodwill, but tests it for impairment annually using a fair value approach at the reporting unit level. A reporting unit is the operating segment, or a business one level below that operating segment or the component level if discrete financial information is prepared and regularly reviewed by senior management. However, components are aggregated as a single reporting unit if they have similar economic characteristics.

Generally accepted accounting principles stipulate that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below the carrying amount. A two-step method is used to measure the amount of an impairment loss. The first step requires the Company to determine the fair value of the reporting unit and compare that fair value to the net book value of the reporting unit. The fair value of the reporting unit is determined using various valuation techniques, including a discounted cash flow analysis (an income approach) and a market approach which uses current industry information. The second step requires the Company to determine the implied fair value of goodwill and measure the impairment loss as the difference between the book value of the goodwill and the implied fair value of the goodwill. The implied fair value of goodwill must be determined in the same manner as if CTS had acquired those reporting units.

In light of a decline in CTS’ market capitalization in the first quarter of 2009, CTS determined that an interim impairment test was necessary at the end of the first quarter of 2009 for both of its reporting units, Components and Sensors and EMS. After completing step one of the prescribed test, CTS determined that the estimated fair values of both reporting units were less than their book values on March 29, 2009. CTS performed the step two test and concluded that the reporting units’ goodwill were impaired. As a result, an impairment loss of $33.2 million was recorded in the first quarter of 2009. Of the $33.2 million impairment loss, $2.4 million was related to the Components and Sensors reporting unit and $30.8 million was related to the EMS reporting unit. This non-cash goodwill impairment has no impact on CTS’ debt covenants.

The table below summarizes the non-financial assets that were measured and recorded at fair value on a non-recurring basis as of December 31, 2011 and the losses recorded during the period ended December 31, 2011 on those assets:

($ in thousands) Description	Carrying Value at December 31, 2011	Quoted Prices in Active Markets for Identical (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Loss for Year Ended December 31, 2011
Goodwill	$500	$—	$—	$500	$—
Intangible assets, other than goodwill	$29,886	$—	$—	$29,886	—
Long-lived assets(a), (b)	$84,860	$—	$—	$84,860	—

					$—

(a)	In 2011, a fire occurred at CTS’ Scotland EMS manufacturing facility that damaged approximately $0.2 million of machinery and equipment. As indicated in Note M, “Contingencies,” CTS has property insurance coverage that was adequate to cover the damage to the Company’s property. Consequently, the loss was recorded to an insurance receivable and was subsequently reimbursed by the insurance carrier. See Note M, “Contingencies,” for further discussion on this topic.

(b)	In 2011, a flood occurred at the Company’s Thailand EMS manufacturing facility. Based on preliminary estimates, the flood damaged approximately $0.5 million of long-lived assets. As indicated in Note M, “Contingencies,” CTS has a local property insurance coverage and a secondary global policy that will cover the costs not covered by the global policy. The local insurance carrier has indicated that it will reimburse CTS for the maximum amount of coverage, which CTS believes is adequate to cover the property damage sustained in the flood. Consequently, CTS recorded the property damage to an insurance receivable. See Note M, “Contingencies,” for further discussion on this topic.

The fair value of these assets were measured and recorded using an income approach. Projected future cash flows related to these assets were used under this approach to determine their fair values.

The following table reconciles the beginning and ending balances of CTS’ goodwill for the periods ended December 31, 2011 and December 31, 2010:

($ in thousands)	Total

Balance at January 1, 2010	$500
2010 activity	—

Balance at December 31, 2010	500
2011 activity	—

Balance at December 31, 2011	$500

See Note E, “Intangible Assets,” for further discussion.

The following table reconciles the beginning and ending balances of CTS’ intangible assets, other than goodwill for the periods ended December 31, 2011 and December 31, 2010:

($ in thousands)	Total

Balance at January 1, 2010	$33,938
2010 amortization expense	(2,506)

Balance at December 31, 2010	31,432
2011 addition — Note B, “Acquisitions”	1,060
2011 amortization expense	(2,606)

Balance at December 31, 2011	$29,886

See Note E, “Intangible Assets,” for further discussion.

The following table reconciles the beginning and ending balances of CTS’ long-lived assets for the periods ended December 31, 2011 and December 31, 2010:

($ in thousands)	Total

Balance at January 1, 2010	$81,120
Capital expenditures	13,271
Depreciation expense	(15,059)
Disposals and write-offs	(830)
Foreign exchange impact and other	(289)

Balance at December 31, 2010	78,213
Capital expenditures	15,574
Capital expenditures to replace property, plant & equipment damaged in Scotland fire	4,733
Fixed assets acquired in Fordahl acquisition — Note B	2,141
Depreciation expense	(14,942)
Fixed assets written off due to Thailand flood	(427)
Disposals and write-offs	(223)
Foreign exchange impact and other	(209)

Balance at December 31, 2011	$84,860

The table below summarizes the financial liability that was measured at carrying value, which approximates fair value on a recurring basis as of December 31 2011:

($ in thousands) Description	Carrying Value at December 31, 2011	Quoted Prices in Active Markets for Identical (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Loss for Year Ended December 31, 2011
Long-term debt	$74,400	$—	$74,400	$—	$—

The fair value of long-term debt was measured and recorded using a market approach, which uses current industry information.